                                                                    Exhibit 23.1


                         INDEPENDENT AUDITORS' CONSENT


Board of Directors
Wachovia Corporation

     We consent to the use of our report, dated January 18, 2001 included in Wachovia Corporation's (formerly named First Union Corporation) Annual Report on Form 10-K for the year ended December 31, 2000, incorporated herein by reference in this Registration Statement on Form S-8 of Wachovia Corporation.



/s/ KPMG LLP

Charlotte, North Carolina
September 7, 2001